EXHIBIT 32.2


           CERTIFICATIONS PURSUANT TO SECURITIES EXCHANGE ACT OF 1934
                         RULE 13a-14(b) OR 15d-14(b) AND
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the quarterly report of Lexington Resources, Inc. (the "Company") on Form 10-QSB for quarter ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Vaughn Barbon, Chief Financial Officer of the Company, certify for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 1350 of Chapter 63 of Title 18 of the United States Code, that:

          1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

          2.   the information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.




Dated: November 15, 2004                  By:  /s/ VAUGHN BARBON
                                          ________________________________
                                          Vaughn Barbon
                                          Chief Financial Officer



A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO LEXINGTON RESOURCES, INC. AND WILL BE RETAINED BY LEXINGTON RESOURCES, INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.